Unaudited Consolidated Statement of Changes in Total Equity - 6 months ended Jun. 30, 2017 - USD ($) shares in Thousands, $ in Thousands	Total	General Partner	Common Units Limited Partners	Preferred Units Limited Partners	Accumulated Other Comprehensive Income	Non- controlling Interest
Beginning balance, units at Dec. 31, 2016			79,572	5,000
Beginning balance at Dec. 31, 2016	$ 1,777,412	$ 50,653	$ 1,563,852	$ 123,426	$ 575	$ 38,906
Increase (Decrease) in Partners' Capital [Roll Forward]
Net income	20,047	147	7,212	5,625		7,063
Other comprehensive income	278				609	(331)
Cash distributions	(28,274)	(455)	$ (22,288)	$ (5,531)
Dividends paid to non-controlling interest	(658)					(658)
Equity based compensation, net of tax, units			55
Equity based compensation, net of tax of $0.6 million (note 13)	162	3	$ 159
Ending balance, units at Jun. 30, 2017			79,627	5,000
Ending balance at Jun. 30, 2017	$ 1,768,967	$ 50,348	$ 1,548,935	$ 123,520	$ 1,184	$ 44,980